UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 26, 2016 (September 22, 2016)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 22, 2016, Caesars Acquisition Company (“CAC”), Caesars Interactive Entertainment, Inc., an indirect subsidiary of CAC (“CIE”), Caesars Entertainment Operating Company, Inc. (“CEOC”) and the Official Committee of Second Priority Noteholders (the “Noteholder Committee”) entered into a Stipulation Regarding CIE Proceeds (the “Stipulation”). The Stipulation was entered into in connection with (a) the Stock Purchase Agreement, dated as of July 30, 2016 (as amended, supplemented, or otherwise modified from time to time, the “Purchase Agreement” and the transactions contemplated under the Purchase Agreement, the “Sale”), entered into by and among CIE, Alpha Frontier Limited and, solely for the purposes set forth therein, Caesars Growth Partners, LLC and CIE Growth, LLC and (b) the CIE Proceeds and Reservation of Rights Agreement (including exhibits thereto, the “CIE Proceeds Agreement”), dated September 9, 2016, entered into by and among CAC, CIE, Caesars Entertainment Corporation (“CEC”) and CEOC.

The Stipulation provides that CIE will not directly or indirectly distribute any proceeds from the Sale (such proceeds, the “CIE Proceeds”) to or for the benefit of holders of minority equity interests in CIE (the “Minority CIE Equity Holders”) unless and until such Minority CIE Equity Holder has executed and returned an agreement containing a waiver in the form attached to the Stipulation or as agreed by the Noteholder Committee (the “Waiver”), whereby payment for such Minority CIE Equity Holders equity interests in CIE is conditioned on each Minority CIE Equity Holder agreeing (a) to waive any right to assert that the direct or indirect transfer of the CIE Proceeds to or for the benefit of such Minority CIE Equity Holder is protected from avoidance under any of sections 546(e), (f), (g) or (j) of the Bankruptcy Code, 11 U.S.C. §546(e), (f), (g) or (j), and (b) that CEOC and its affiliated debtors are third party beneficiaries of the Waiver. The Stipulation also provides that the Noteholder Committee shall not seek to, enjoin or otherwise interfere with or block the Sale or the distribution of CIE Proceeds for (i) the payment of CIE Transaction Expenses or Tax Amounts (as defined in the CIE Proceeds Agreement) or (ii) for the benefit of any Minority CIE Equity Holder who has executed and returned a Waiver.

The Stipulation also provides that CIE shall not distribute any CIE Proceeds to CEC for a period of 60 days following the closing of the Sale and that no amendments would be made to the CIE Proceeds Agreement or any other agreement related to the distribution of the CIE Proceeds that would permit distribution of CIE Proceeds to CEC during such 60-day period.

The descriptions of the Purchase Agreement and the transactions contemplated thereby in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by CAC with the Securities and Exchange Commission (the “SEC”) on August 1, 2016 and is incorporated herein by reference.

The description of the CIE Proceeds Agreement in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the CIE Proceeds Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by CAC with the SEC on September 12, 2016 and is incorporated herein by reference.

Important Additional Information

Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CAC and CEC, among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CAC and CEC will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CAC and CEC, at the SEC’s website (www.sec.gov), from CAC Investor Relations (investor.caesarsacquisitioncompany.com) or from CEC Investor Relations (investor.caesars.com).

Forward-Looking Statements

        This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “contemplated,” “might,” “expect,” “intend,” “could,” “would,” or “estimate,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this Form 8-K. These forward-looking statements, including, without limitation, those relating to the consummation of the transactions, future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings and future financial result, wherever they occur in this filing, are based on CAC management’s current expectations about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CAC’s reports filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein): unexpected costs, charges or expenses resulting from the transactions contemplated by the Purchase Agreement; and potential adverse reactions or changes to business relationships resulting from the completion of the transactions contemplated by the Purchase Agreement.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CAC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: September 26, 2016	By:	/s/ Craig J. Abrahams
Name: Craig J. Abrahams
Title: Chief Financial Officer